                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                  --------------------------------------------


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)      December 15, 1999


                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

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
         MARYLAND                      1-13232                84-1259577
---------------------------          ------------          -------------------
(State or other jurisdiction         (Commission           (I.R.S. Employer
       of incorporation or           File Number)          Identification No.)
         organization)
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           COLORADO CENTER, TOWER TWO, 2000 SOUTH COLORADO BOULEVARD,
                       SUITE 2-1000, DENVER, CO 80222-4348
  -----------------------------------------------------------------------------
           (Address of principal executive offices)         (Zip Code)


          Registrant's telephone number, including area code   (303) 757-8101


                                 NOT APPLICABLE
              -----------------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

         In December 1999 and January 2000, Apartment Investment and Management Company ("AIMCO"), through AIMCO Properties, L.P., the operating partnership for Apartment Investment and Management Company, acquired from Dreyfuss Brothers, Inc. ("Dreyfuss"), four separate residential communities. AIMCO has agreements to acquire an additional five communities from Dreyfuss, which are expected to be acquired by June 30, 2000. The communities are located in Maryland and Virginia. The purchase price for the nine residential communities is estimated at $100,500,000, and is to be payable in cash, the assumption of indebtedness, and the issuance by AIMCO Properties, L.P. of its Class Four Partnership Preferred Units.

         In December, 1999 and January 2000, AIMCO acquired from the Regency Windsor Companies fourteen separate residential communities located in Indiana, Michigan and North Carolina for $301,400,000. As consideration, AIMCO paid cash, assumed indebtedness, and issued Partnership Common Units and Class Three Partnership Preferred Units of AIMCO Properties, L.P.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          Combined Historical Summary of Gross Income and Direct Operating Expenses of Dreyfuss Apartment Communities for the year ended December 31, 1998 and the nine months ended September 30, 1999 (unaudited), together with the Report of Independent Auditors (is included as Exhibit 99.1 to this Report and is incorporated herein by reference).

          Combined Historical Summary of Gross Income and Direct Operating Expenses of Regency Windsor Apartment Communities for the year ended December 31, 1998 and the nine months ended September 30, 1999 (unaudited), together with the Report of Independent Auditors (is included as Exhibit 99.2 to this Report and is incorporated herein by reference).

     (b)  Pro Forma Financial Information.

          Pro Forma Financial Information of Apartment Investment and Management Company (is included as Exhibit 99.3 to this Report and is incorporated herein by reference.)

     (c)  Exhibits

          The following exhibits are filed with this report:

Exhibit
Number    Description
-------   -----------
23.1      Consent of Independent Auditor-Ernst & Young LLP.

99.1      Combined Historical Summary of Gross Income and Direct Operating
          Expenses of Dreyfuss Apartment Communities for the year ended December
          31, 1998 and the nine months ended September 30, 1999 (unaudited), together with the Report of Independent Auditors.
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                                   Page 2 of 5

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
99.2 Combined Historical Summary of Gross Income and Direct Operating Expenses of Regency Windsor Apartment Communities for the year ended December 31, 1998 and the nine months ended September 30, 1999 (unaudited), together with the Report of Independent Auditors.

99.3 Pro Forma Financial Information of Apartment Investment and Management Company.
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                                   Page 3 of 5

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 13, 2000

                                             APARTMENT INVESTMENT
                                             AND MANAGEMENT COMPANY

                                             By: /s/Paul J. McAuliffe
                                                 -----------------------------
                                                 Paul J. McAuliffe
                                                 Executive Vice President--
                                                 Capital Markets and Chief
                                                 Financial Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER    DESCRIPTION
-------   -----------
23.1      Consent of Independent Auditor - Ernst & Young LLP.

99.1      Combined Historical Summary of Gross Income and Direct Operating
          Expenses of Dreyfuss Apartment Communities for the year ended December
          31, 1998 and the nine months ended September 30, 1999 (unaudited), together with the Report of Independent Auditors.

99.2      Combined Historical Summary of Gross Income and Direct Operating
          Expenses of Regency Windsor Apartment Communities for the year ended
          December 31, 1998 and the nine months ended September 30, 1999
          (unaudited), together with the Report of Independent Auditors.

99.23     Pro Forma Financial Information of Apartment Investment and Management
          Company.
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